SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 24, 2003

                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


        WASHINGTON                      0-28488                   91-1431894
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer of
incorporation or organization)                            Identification Number)


               707 South Grady Way, Renton, Washington 98055-3233
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (425) 430-3000



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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1, Press Release dated April 24, 2003, announcing the Company's first quarter 2003 results of operations.

Item 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 24, 2003, Zones, Inc. issued a press release announcing its first quarter 2003 results of operations. A copy of the press release is filed as
Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZONES, INC.


Dated:  April 24, 2003            /s/ RONALD P. MCFADDEN
                                  --------------------------------------------
                                  By:  Ronald P. McFadden
                                  Its:   Secretary and Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT No.      DESCRIPTION
-----------      -----------

  99.1           Press Release, dated April 24, 2003